UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: May 8, 2013

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On May 9, 2013, Capstead Mortgage Corporation (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to classify and designate 6,900,000 shares of the Company’s authorized but unissued preferred stock, $0.10 par value per share, as shares of 7.50% Series E Cumulative Redeemable Preferred Stock (the “Series E Preferred Stock”), with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective upon filing on May 9, 2013.

The Articles Supplementary provide that the Company will pay, when and if authorized by the Board of Directors of the Company, cumulative cash dividends at the rate of 7.50% of the $25.00 liquidation preference (equivalent to $1.875 per annum per share) on the Series E Preferred Stock, in arrears, on the 15th day of January, April, July and October of each year (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) from and including May 13, 2013, the date of original issuance.

The Series E Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up on a parity with the Company’s $1.60 Cumulative Preferred Stock, Series A (“Series A Preferred Stock”) and $1.26 Cumulative Convertible Preferred Stock, Series B (“Series B Preferred Stock”). The Series A Preferred Stock and the Series B Preferred Stock are the only other currently outstanding shares of preferred stock of the Company and will be redeemed pursuant to notices of redemption issued as of the date hereof.

The Series E Preferred Stock is not redeemable by the Company prior to May 13, 2018, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) and except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On and after May 13, 2018, the Company may, at its option, redeem the Series E Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price equal to $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem the Series E Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

The Series E Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series E Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series E Preferred Stock will have the right (unless the Company has exercised its right to redeem the Series E Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series E Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of our common stock per share of Series E Preferred Stock determined by a formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series E Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series E Preferred Stock generally have no voting rights.

A copy of the Articles Supplementary and specimen of Series E Preferred Stock Certificate are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report, and the information in the Articles Supplementary is incorporated into this Item 3.03 by reference. The description of the terms of the Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information set forth above under Item 3.03 of this Current Report is hereby incorporated by reference into this Item 5.03.

ITEM 8.01	OTHER EVENTS

On May 8, 2013, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and UBS Securities LLC, as the representatives of the several underwriters named on Schedule II to the Underwriting Agreement (the “Underwriters”), relating to the issuance and sale of 6,000,000 shares of the Series E Preferred Stock at a public offering price of $25.00 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for 30 days to purchase up to 900,000 additional shares of Series E Preferred Stock on the same terms and conditions. The closing of the offering occurred on May 13, 2013.

The Company made certain customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The shares of Series E Preferred Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-179607), which became effective upon filing with the Securities and Exchange Commission on February 21, 2012.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

In connection with the offering of the Series E Preferred Stock pursuant to the Underwriting Agreement, on May 13, 2013, Hogan Lovells US LLP issued an opinion as to the legality of such offering, which opinion is filed as Exhibit 5.1 to this Current Report. Additionally, in relation to the same offering and on the same date, Andrews Kurth LLP issued an opinion as to certain tax matters with respect to such offering, which opinion is filed as Exhibit 8.1 to this Current Report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

1.1*	Underwriting Agreement, dated May 8, 2013, by and among Capstead Mortgage Corporation, Morgan Stanley & Co. LLC and UBS Securities LLC.

3.1	Articles Supplementary of 7.50% Series E Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.3 of the Registrant’s Form 8-A, filed on May 13, 2013).

4.1	Specimen of stock certificate evidencing the 7.50% Series E Cumulative Redeemable Preferred Stock of the Registrant, liquidation preference $25.00 per share, par value $0.10 per share (incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-A, filed on May 13, 2013).

5.1*	Opinion of Hogan Lovells US LLP with respect to the legality of the shares.

8.1*	Opinion of Andrews Kurth LLP with respect to tax matters.

23.1*	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

23.2*	Consent of Andrews Kurth LLP (included in Exhibit 8.1).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

May 13, 2013	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Executive Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1*	Underwriting Agreement, dated May 8, 2013, by and among Capstead Mortgage Corporation, Morgan Stanley & Co. LLC and UBS Securities LLC.

3.1	Articles Supplementary of 7.50% Series E Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.3 of the Registrant’s Form 8-A, filed on May 13, 2013).

4.1	Specimen of stock certificate evidencing the 7.50% Series E Cumulative Redeemable Preferred Stock of the Registrant, liquidation preference $25.00 per share, par value $0.10 per share (incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-A, filed on May 13, 2013).

5.1*	Opinion of Hogan Lovells US LLP with respect to the legality of the shares.

8.1*	Opinion of Andrews Kurth LLP with respect to tax matters.

23.1*	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

23.2*	Consent of Andrews Kurth LLP (included in Exhibit 8.1).

*	Filed herewith